ForeRetirement III Variable Annuity

Supplement Dated June 20, 2016 to your Prospectus dated May 2, 2016

Effective June 16, 2016, the following changes are made to the PIMCO Global Dividend Portfolio:

Portfolio Name

The PIMCO Global Dividend Portfolio is renamed PIMCO StocksPLUS® Global Portfolio.

Investment Objective

The investment objective is deleted in its entirety and replaced with:

The Portfolio seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management.

This Supplement Should Be Retained For Future Reference.

FR.III-062016-MC